EXHIBIT 32.1

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Belltower  Entertainment Corp. (the "Company") on Form 10-K for the year  ending  April 30,  2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Donald K. Bell, President of the Company,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that, to my knowledge:

     (1)  The Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

Date: August 13, 2010

	By:	/s/ DONALD K. BELL
Donald K. Bell
Director and President
(Principal Executive) and Financial and Accounting Officer